Invesco BRIC ETF, Invesco Raymond James SB-1 Equity ETF and Invesco Wilshire US REIT ETF (“The Funds”) commenced operations (the “Commencement Date”) on May 18, 2018 as a result of a reorganization approved by shareholders at a special meeting held on February 16, 2018, or at a subsequent adjournment of the special meeting. The Funds acquired all, or substantially all, of the assets and all of the stated liabilities included in the financial statements of corresponding predecessor funds (the “Predecessor Funds”). Prior to the close of business on its respective Commencement Date, each Predecessor Fund was a separate series of an unaffiliated investment company. Information presented herein prior to the Commencement Date includes information with respect to the Predecessor Funds, except that Predecessor Fund information is not reflected herein to the extent such information is not available to the Funds.